EXHIBIT 99.1

Home BancShares, Inc. Announces Record Quarterly Earnings of $15.5 Million

CONWAY, Ark., July 18, 2012 (GLOBE NEWSWIRE) -- Home BancShares, Inc. (Nasdaq:HOMB), parent company of Centennial Bank, today announced second quarter earnings of $15.5 million, or $0.55 diluted earnings per common share, compared to $12.9 million of net income available to common shareholders, or $0.45 diluted earnings per common share for the same quarter in 2011. The Company increased its second quarter net income by $2.6 million or 20.3% for the three months ended June 30, 2012 compared to the same period of the previous year.

Because acquisitions are growth and capital management strategies, earnings excluding amortization of intangibles after-tax are useful in evaluating the Company. Diluted earnings per common share excluding intangible amortization for the second quarter of 2012 was $0.57 compared to $0.46 diluted earnings per common share excluding intangible amortization for the same period in 2011.

"I am exceptionally proud of our second quarter results, as our Company was able to once again boost our quarterly earnings to new highs," said John Allison, Chairman. "Not only was this significantly the most profitable quarter in the Company's history, but we also reported improvements in our non-performing non-covered loans and assets, record net interest income, plus a 252 basis point improvement in our core efficiency ratio from the second quarter of 2011 to the second quarter of 2012."

Randy Sims, Chief Executive Officer, added, "The earnings reported during the second quarter 2012 are by far the best ever. The second quarter earnings are $1 million or 7% better than the previous record earnings reported for Home BancShares. We are also pleased with once again reporting strong reserves and capital levels. This strong financial position puts us in a favorable position for both FDIC and market acquisition transaction opportunities."

Operating Highlights

Net interest income for the second quarter of 2012 was a quarterly record for the Company, increasing 9.7% to $39.2 million from $35.7 million during the second quarter of 2011. For the second quarter of 2012, the effective yield on non-covered loans and covered loans was 6.21% and 7.91%, respectively. Net interest margin, on a fully taxable equivalent basis, was 4.65% for the quarter just ended compared to 4.69% in the second quarter of 2011.

During the second quarter impairment testing on the estimated cash flows of the covered loans, it was noted that two pools evaluated had experienced material projected credit deterioration. As a result, the Company recorded a $6.6 million provision for loan losses to the allowance for loan losses. Since these loans are covered by loss share with the FDIC, the Company was able to increase its indemnification asset by $5.3 million resulting in a net provision for loan losses of $1.3 million.

The Company reported $11.1 million of non-interest income for the second quarter of 2012, compared to $9.1 million for the second quarter of 2011. The most significant components of the second quarter non-interest income were $3.7 million from service charges on deposits accounts, $3.2 million from other service charges and fees, $1.3 million from mortgage lending income, $449,000 of accretion on the FDIC indemnification asset, $438,000 from insurance commissions and $359,000 from a gain on sale of adjacent property next to one of our existing branch locations.

Non-interest expense for the second quarter of 2012 was $24.4 million compared to $23.9 million for the second quarter of 2011. This increase is primarily associated with additional costs from the Vision acquisition completed in the first quarter of 2012 offset by a reduction in our FDIC assessments. For the second quarter of 2012, our core efficiency ratio was 46.87% or improved by 252 basis points from the same period of the previous year.

Financial Condition

Total non-covered loans were $2.04 billion at June 30, 2012 compared to $1.76 billion at December 31, 2011. Total covered loans were $432.4 million at June 30, 2012 compared to $481.7 million at December 31, 2011. Total deposits were $3.29 billion at June 30, 2012 compared to $2.86 billion at December 31, 2011. Total assets were $4.06 billion at June 30, 2012 compared to $3.60 billion at December 31, 2011.

Non-performing non-covered loans were $26.1 million as of June 30, 2012, of which $17.5 million were located in Florida. Non-performing non-covered loans as a percent of total non-covered loans were 1.28% as of June 30, 2012 compared to 1.56% as of December 31, 2011. Non-performing non-covered assets were $40.7 million as of June 30, 2012, of which $19.7 million were located in Florida. Non-performing non-covered assets as a percent of total non-covered assets were 1.19% as of June 30, 2012 compared to the 1.53% reported for December 31, 2011.

The Company's allowance for loan losses for non-covered loans was $49.8 million at June 30, 2012, or 2.45% of total non-covered loans, compared to $52.1 million, or 2.96% of total non-covered loans, at December 31, 2011. As of June 30, 2012 and December 31, 2011, the allowance for loan losses for non-covered loans plus acquisition discount to total non-covered loans plus acquisition discount was 3.21% and 3.10%, respectively. As of June 30, 2012 and December 31, 2011, the Company's allowance for loan losses for non-covered loans was 191% and 190% of its total non-performing non-covered loans, respectively.

Stockholders' equity was $495.4 million at June 30, 2012 compared to $474.1 million at December 31, 2011, an increase of $21.3 million. Book value per common share was $17.64 at June 30, 2012 compared to $16.77 at December 31, 2011.

Stock Repurchase Program

During the second quarter of 2012, the Company repurchased a total of 32,634 shares with a weighted average stock price of $27.72. For the first six months of 2012, the Company repurchased a total of 238,234 shares with a weighted average stock price of $25.62. The Company believes the stock repurchased at these prices is an exceptional investment. The 2012 earnings were used to fund these repurchases.

Branches

Presently, the Company is evaluating opportunities but has no firm commitments for additional de novo branch locations. During the first part of July, the Company closed two branches acquired in the Vision acquisition. These branch closures were completed to eliminate repetitive branches and maximize profitability from the Vision transaction. After these closures the Company now has 47 branches in Arkansas, 46 branches in Florida and 8 branches in Alabama.

Conference Call

Management will conduct a conference call to review this information at 1:00 p.m. CT (2:00 ET) on Thursday, July 19, 2012. Interested parties can listen to this call by calling 1-877-317-6789 and asking for the Home BancShares conference call. A replay of the call will be available by calling 1-877-344-7529, Passcode: 10015862, which will be available until July 25, 2012 at 8:00 a.m. CT (9:00 ET). Internet access to the call will be available live or in recorded version on the Company's website at www.homebancshares.com under "Investor Relations" for 12 months.

General

This release contains forward-looking statements regarding the Company's plans, expectations, goals and outlook for the future. Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand, the ability to successfully integrate new acquisitions and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Home BancShares, Inc.'s financial results are included in its Annual Report on Form 10-K for the year ended December 31, 2011 filed with the Securities and Exchange Commission.

Home BancShares, Inc. is a bank holding company, headquartered in Conway, Arkansas. Our wholly-owned subsidiary, Centennial Bank, provides a broad range of commercial and retail banking plus related financial services to businesses, real estate developers, investors, individuals and municipalities. Centennial Bank has locations in central Arkansas, north central Arkansas, southern Arkansas, the Florida Keys, southwestern Florida, central Florida, the Florida Panhandle and south Alabama. The Company's common stock is traded through the NASDAQ Global Select Market under the symbol "HOMB."

Home BancShares, Inc.
Consolidated End of Period Balance Sheets
(Unaudited)

	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
(In thousands)	2012	2012	2011	2011	2011

ASSETS

Cash and due from banks	$ 71,078	$ 76,837	$ 57,337	$ 48,748	$ 48,207
Interest-bearing deposits with other banks	287,452	269,401	126,967	104,053	231,667
Cash and cash equivalents	358,530	346,238	184,304	152,801	279,874
Federal funds sold	575	1,375	1,100	3,670	7,595
Investment securities - available for sale	712,820	759,959	671,221	610,522	541,534
Loans receivable not covered by loss share	2,035,487	2,046,108	1,760,086	1,826,373	1,812,718
Loans receivable covered by FDIC loss share	432,422	455,435	481,739	511,326	548,236
Allowance for loan losses	(56,511)	(51,014)	(52,129)	(54,508)	(56,784)
Loans receivable, net	2,411,398	2,450,529	2,189,696	2,283,191	2,304,170
Bank premises and equipment, net	100,694	100,674	88,465	89,894	90,128
Foreclosed assets held for sale not covered by loss share	14,481	14,634	16,660	16,541	19,855
Foreclosed assets held for sale covered by FDIC loss share	35,008	39,744	35,178	32,183	21,941
FDIC indemnification asset	162,439	181,884	193,856	201,211	211,383
Cash value of life insurance	53,167	52,955	52,700	52,422	52,101
Accrued interest receivable	14,834	15,845	15,551	15,038	12,338
Deferred tax asset, net	31,115	34,680	22,850	21,998	22,265
Goodwill	77,090	77,090	59,663	59,663	59,663
Core deposit and other intangibles	10,486	11,180	8,620	9,325	10,030
Other assets	73,768	61,165	64,253	73,707	61,592
Total assets	$ 4,056,405	$ 4,147,952	$ 3,604,117	$ 3,622,166	$ 3,694,469

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities
Deposits:
Demand and non-interest-bearing	$ 597,374	$ 583,951	$ 464,581	$ 479,512	$ 462,275
Savings and interest-bearing transaction accounts	1,521,869	1,514,812	1,189,098	1,143,335	1,122,034
Time deposits	1,174,286	1,281,636	1,204,352	1,262,202	1,315,484
Total deposits	3,293,529	3,380,399	2,858,031	2,885,049	2,899,793
Federal funds purchased	--	--	--	--	--
Securities sold under agreements to repurchase	66,620	72,531	62,319	62,407	65,632
FHLB borrowed funds	140,523	142,753	142,777	142,901	150,124
Accrued interest payable and other liabilities	15,967	27,403	22,593	24,339	30,140
Subordinated debentures	44,331	44,331	44,331	44,331	44,331
Total liabilities	3,560,970	3,667,417	3,130,051	3,159,027	3,190,020

Stockholders' equity
Preferred stock	--	--	--	--	49,547
Common stock	281	281	283	283	285
Capital surplus	420,538	421,006	425,649	425,852	433,306
Retained earnings	64,478	51,800	40,130	28,218	15,766
Accumulated other comprehensive income	10,138	7,448	8,004	8,786	5,545
Total stockholders' equity	495,435	480,535	474,066	463,139	504,449
Total liabilities and stockholders' equity	$ 4,056,405	$ 4,147,952	$ 3,604,117	$ 3,622,166	$ 3,694,469

Home BancShares, Inc.
Consolidated Statements of Income
(Unaudited)

	Quarter Ended					Six Months Ended
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
(In thousands)	2012	2012	2011	2011	2011	2012	2011

Interest income
Loans	$ 40,365	$ 38,506	$ 38,110	$ 39,199	$ 39,690	$ 78,871	$ 78,645
Investment securities
Taxable	3,060	2,860	2,451	2,429	2,204	5,920	4,364
Tax-exempt	1,534	1,535	1,562	1,546	1,543	3,069	3,071
Deposits - other banks	127	85	87	84	142	212	247
Federal funds sold	3	2	2	1	1	5	8

Total interest income	45,089	42,988	42,212	43,259	43,580	88,077	86,335

Interest expense
Interest on deposits	4,164	4,660	5,084	5,638	5,986	8,824	12,246
Federal funds purchased	--	--	--	--	--	--	--
FHLB borrowed funds	1,134	1,160	1,172	1,250	1,227	2,294	2,518
Securities sold under agreements to repurchase	111	110	99	120	125	221	264
Subordinated debentures	521	524	540	539	543	1,045	1,081

Total interest expense	5,930	6,454	6,895	7,547	7,881	12,384	16,109

Net interest income	39,159	36,534	35,317	35,712	35,699	75,693	70,226
Provision for loan losses	1,333	--	2,250	--	--	1,333	1,250
Net interest income after provision for loan losses	37,826	36,534	33,067	35,712	35,699	74,360	68,976

Non-interest income
Service charges on deposit accounts	3,668	3,505	3,659	3,638	3,639	7,173	6,790
Other service charges and fees	3,223	3,024	2,554	2,489	2,602	6,247	4,886
Mortgage lending income	1,277	904	904	783	661	2,181	1,306
Insurance commissions	438	551	351	428	470	989	1,077
Income from title services	129	88	121	126	110	217	201
Increase in cash value of life insurance	214	257	279	323	287	471	526
Dividends from FHLB, FRB & bankers' bank	175	175	174	184	181	350	322
Gain on sale of SBA loans	198	--	--	--	--	198	259
Gain (loss) on sale of premises & equip, net	359	--	(6)	6	77	359	73
Gain (loss) on OREO, net	159	(107)	394	69	(1,007)	52	(1,101)
Gain (loss) on securities, net	(9)	19	2,243	5	--	10	--
FDIC indemnification accretion	449	670	903	1,314	1,463	1,119	3,300
Other income	773	1,017	606	595	644	1,790	1,528

Total non-interest income	11,053	10,103	12,182	9,960	9,127	21,156	19,167

Non-interest expense
Salaries and employee benefits	11,903	11,386	10,376	10,691	10,680	23,289	21,758
Occupancy and equipment	3,552	3,431	3,274	3,562	3,648	6,983	7,361
Data processing expense	1,371	1,091	994	1,185	1,137	2,462	2,422
Other operating expenses	7,598	8,478	8,625	8,298	8,391	16,076	16,176

Total non-interest expense	24,424	24,386	23,269	23,736	23,856	48,810	47,717

Income before income taxes	24,455	22,251	21,980	21,936	20,970	46,706	40,426
Income tax expense	8,965	7,753	7,813	7,624	7,424	16,718	14,164
Net income	15,490	14,498	14,167	14,312	13,546	29,988	26,262
Preferred stock dividends & accretion of discount on preferred stock	--	--	--	488	670	--	1,340
Net income available to common shareholders	$ 15,490	$ 14,498	$ 14,167	$ 13,824	$ 12,876	$ 29,988	$ 24,922

Home BancShares, Inc.
Selected Financial Information
(Unaudited)

	Quarter Ended					Six Months Ended
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
(Dollars and shares in thousands, except per share data)	2012	2012	2011	2011	2011	2012	2011

PER SHARE DATA

Diluted earnings per common share	$ 0.55	$ 0.51	$ 0.50	$ 0.48	$ 0.45	$ 1.06	$ 0.87
Diluted earnings per common share excluding intangible amortization	0.57	0.52	0.51	0.50	0.46	1.09	0.90
Basic earnings per common share	0.55	0.51	0.50	0.48	0.46	1.06	0.88
Dividends per share - common	0.1000	0.1000	0.0800	0.0800	0.0540	0.2000	0.1080
Book value per common share	17.64	17.11	16.77	16.39	15.96	17.64	15.96
Tangible book value per common share	14.53	13.96	14.35	13.95	13.52	14.53	13.52

STOCK INFORMATION

Average common shares outstanding	28,095	28,230	28,274	28,434	28,491	28,162	28,480
Average diluted shares outstanding	28,283	28,411	28,459	28,633	28,690	28,345	28,683
End of period common shares outstanding	28,079	28,091	28,276	28,259	28,496	28,079	28,496

ANNUALIZED PERFORMANCE METRICS

Return on average assets	1.53%	1.52%	1.56%	1.56%	1.47%	1.53%	1.43%
Return on average assets excluding intangible amortization	1.61%	1.60%	1.64%	1.64%	1.54%	1.60%	1.51%
Return on average assets excluding intangible amortization, provision for loan losses, merger expenses and income taxes	2.67%	2.64%	2.81%	2.52%	2.39%	2.66%	2.40%
Return on average common equity	12.80%	12.21%	12.06%	12.00%	11.64%	12.51%	11.50%
Return on average tangible common equity excluding intangible amortization	16.05%	15.03%	14.57%	14.59%	14.28%	15.54%	14.18%
Efficiency ratio	46.22%	49.75%	46.40%	49.23%	50.39%	47.92%	50.54%
Core efficiency ratio	46.87%	46.12%	48.76%	49.31%	49.39%	46.51%	50.27%
Net interest margin - FTE	4.65%	4.65%	4.73%	4.75%	4.69%	4.65%	4.65%
Fully taxable equivalent adjustment	$ 1,126	$ 1,115	$ 1,130	$ 1,112	$ 1,117	$ 2,241	$ 2,225
Total revenue	56,142	53,091	54,394	53,219	52,707	109,233	105,502

EARNINGS EXCLUDING INTANGIBLE AMORTIZATION

GAAP net income available to common shareholders	$ 15,490	$ 14,498	$ 14,167	$ 13,824	$ 12,876	$ 29,988	$ 24,922
Intangible amortization after-tax	422	383	428	429	428	805	861
Earnings excluding intangible amortization	$ 15,912	$ 14,881	$ 14,595	$ 14,253	$ 13,304	$ 30,793	$ 25,783

GAAP diluted earnings per share	$ 0.55	$ 0.51	$ 0.50	$ 0.48	$ 0.45	$ 1.06	$ 0.87
Intangible amortization after-tax	0.02	0.01	0.01	0.02	0.01	0.03	0.03
Diluted earnings per share excluding intangible amortization	$ 0.57	$ 0.52	$ 0.51	$ 0.50	$ 0.46	$ 1.09	$ 0.90

OTHER OPERATING EXPENSES

Advertising	$ 904	$ 460	$ 1,224	$ 1,033	$ 1,015	$ 1,364	$ 2,013
Merger and acquisition expenses	--	1,692	134	--	--	1,692	11
Amortization of intangibles	694	630	705	705	704	1,324	1,417
Electronic banking expense	728	793	695	682	697	1,521	1,356
Directors' fees	193	212	217	230	179	405	364
Due from bank service charges	159	116	118	119	119	275	259
FDIC and state assessment	516	638	1,070	1,062	1,058	1,154	2,151
Insurance	424	401	447	447	408	825	779
Legal and accounting	287	322	327	367	462	609	909
Other professional fees	354	498	450	522	569	852	982
Operating supplies	291	264	297	260	322	555	611
Postage	240	221	212	243	242	461	487
Telephone	276	246	221	234	259	522	522
Other expense	2,532	1,985	2,508	2,394	2,357	4,517	4,315

Total other operating expenses	$ 7,598	$ 8,478	$ 8,625	$ 8,298	$ 8,391	$ 16,076	$ 16,176

Home BancShares, Inc.
Selected Financial Information
(Unaudited)

	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
(Dollars in thousands)	2012	2012	2011	2011	2011

BALANCE SHEET RATIOS

Total loans to total deposits	74.93%	74.00%	78.44%	81.03%	81.42%
Common equity to assets	12.2%	11.6%	13.2%	12.8%	12.3%
Tangible common equity to tangible assets	10.3%	9.7%	11.5%	11.1%	10.6%

ALLOWANCE FOR LOAN LOSSES

Non-Covered
Balance, beginning of period	$ 51,014	$ 52,129	$ 54,508	$ 56,784	$ 53,591
Loans charged off	1,601	1,469	5,143	6,370	1,560
Recoveries of loans previously charged off	433	354	514	4,094	4,753
Net loans charged off	1,168	1,115	4,629	2,276	(3,193)
Provision for loan losses	--	--	2,250	--	--
Balance, end of period	$ 49,846	$ 51,014	$ 52,129	$ 54,508	$ 56,784

Discount on non-covered loans acquired	16,112	17,154	2,513	3,596	4,990
Net charge-offs to average non-covered loans	0.23%	0.23%	1.02%	0.50%	-0.70%
Allowance for loan losses for non-covered loans to total non-covered loans	2.45%	2.49%	2.96%	2.98%	3.13%
Allowance for loan losses for non-covered loans plus acquisition discount to total non-covered loans plus acquisition discount	3.21%	3.30%	3.10%	3.18%	3.40%

Covered
Balance, beginning of period	$ --	$ --	$ --	$ --	$ --
Provision for loan losses before benefit attributable to FDIC loss share agreements	6,665	--	--	--	--
Benefit attributable to FDIC loss share agreements	(5,332)	--	--	--	--
Net provision for loan losses	1,333	--	--	--	--
Increase in FDIC loss share receivable (discount)	5,332	--	--	--	--
Balance, end of period	$ 6,665	$ --	$ --	$ --	$ --

Total Allowance for Loan Losses	$ 56,511	$ 51,014	$ 52,129	$ 54,508	$ 56,784

NON-PERFORMING ASSETS NOT COVERED BY LOSS SHARE

Non-performing non-covered loans
Non-accrual non-covered loans	$ 24,810	$ 27,425	$ 26,496	$ 25,373	$ 29,773
Non-covered loans past due 90 days or more	1,326	289	993	2,481	1,456
Total non-performing non-covered loans	26,136	27,714	27,489	27,854	31,229
Other non-performing non-covered assets
Non-covered foreclosed assets held for sale, net	14,481	14,634	16,660	16,541	19,855
Other non-performing non-covered assets	79	71	8	222	9
Total other non-performing non-covered assets	14,560	14,705	16,668	16,763	19,864
Total non-performing non-covered assets	$ 40,696	$ 42,419	$ 44,157	$ 44,617	$ 51,093

Allowance for loan losses for non-covered loans to non-performing non-covered loans	190.72%	184.07%	189.64%	195.69%	181.83%
Non-performing non-covered loans to total non-covered loans	1.28%	1.35%	1.56%	1.53%	1.72%
Non-performing non-covered assets to total non-covered assets	1.19%	1.22%	1.53%	1.55%	1.75%

Home BancShares, Inc.
Loan Information
(Unaudited)

	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
(Dollars in thousands)	2012	2012	2011	2011	2011

LOANS NOT COVERED BY LOSS SHARE

Real estate
Commercial real estate loans
Non-farm/non-residential	$ 856,334	$ 780,520	$ 698,986	$ 744,749	$ 754,251
Construction/land development	269,371	413,093	361,846	366,926	363,310
Agricultural	28,570	28,120	28,535	26,683	26,826
Residential real estate loans
Residential 1-4 family	481,018	471,439	349,543	353,110	348,402
Multifamily residential	106,206	65,226	56,909	59,974	48,803
Total real estate	1,741,499	1,758,398	1,495,819	1,551,442	1,541,592
Consumer	37,146	38,254	37,923	40,225	42,662
Commercial and industrial	197,278	196,165	176,276	170,695	173,285
Agricultural	31,741	21,275	21,784	35,238	25,929
Other	27,823	32,016	28,284	28,773	29,250
Loans receivable not covered by loss share	$ 2,035,487	$ 2,046,108	$ 1,760,086	$ 1,826,373	$ 1,812,718

LOANS COVERED BY LOSS SHARE

Real estate
Commercial real estate loans
Non-farm/non-residential	$ 187,802	$ 179,360	$ 189,380	$ 189,558	$ 198,005
Construction/land development	74,989	99,996	103,535	117,143	128,015
Agricultural	2,737	3,092	3,155	3,413	4,108
Residential real estate loans
Residential 1-4 family	136,498	139,819	148,692	158,701	166,136
Multifamily residential	10,216	9,077	8,933	9,010	9,113
Total real estate	412,242	431,344	453,695	477,825	505,377
Consumer	71	549	334	454	510
Commercial and industrial	19,541	22,843	26,884	32,183	41,423
Agricultural	--	--	--	--	--
Other	568	699	826	864	926
Loans receivable covered by loss share	$ 432,422	$ 455,435	$ 481,739	$ 511,326	$ 548,236

Home BancShares, Inc.
Consolidated Net Interest Margin
(Unaudited)

	Three Months Ended
	June 30, 2012			March 31, 2012
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in thousands)	Balance	Expense	Rate	Balance	Expense	Rate

ASSETS
Earning assets
Interest-bearing balances due from banks	$ 222,822	$ 127	0.23%	$ 151,569	$ 85	0.23%
Federal funds sold	6,875	3	0.18%	2,964	2	0.27%
Investment securities - taxable	599,585	3,060	2.05%	568,890	2,860	2.02%
Investment securities - non-taxable - FTE	155,317	2,498	6.47%	151,289	2,495	6.63%
Loans receivable - FTE	2,501,464	40,527	6.52%	2,384,860	38,661	6.52%
Total interest-earning assets	3,486,063	46,215	5.33%	3,259,572	44,103	5.44%
Non-earning assets	586,198			567,043
Total assets	$ 4,072,261			$ 3,826,615

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Interest-bearing liabilities
Savings and interest-bearing transaction accounts	$ 1,519,151	$ 1,003	0.27%	$ 1,328,139	$ 1,011	0.31%
Time deposits	1,228,764	3,161	1.03%	1,241,210	3,649	1.18%
Total interest-bearing deposits	2,747,915	4,164	0.61%	2,569,349	4,660	0.73%
Federal funds purchased	303	--	0.00%	382	--	0.00%
Securities sold under agreement to repurchase	71,485	111	0.62%	69,051	110	0.64%
FHLB borrowed funds	140,577	1,134	3.24%	142,761	1,160	3.27%
Subordinated debentures	44,331	521	4.73%	44,331	524	4.75%
Total interest-bearing liabilities	3,004,611	5,930	0.79%	2,825,874	6,454	0.92%
Non-interest bearing liabilities
Non-interest bearing deposits	559,554			497,634
Other liabilities	21,445			25,563
Total liabilities	3,585,610			3,349,071
Shareholders' equity	486,651			477,544
Total liabilities and shareholders' equity	$ 4,072,261			$ 3,826,615
Net interest spread			4.54%			4.52%
Net interest income and margin - FTE		$ 40,285	4.65%		$ 37,649	4.65%

Home BancShares, Inc.
Consolidated Net Interest Margin
(Unaudited)

	Six Months Ended
	June 30, 2012			June 30, 2011
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in thousands)	Balance	Expense	Rate	Balance	Expense	Rate

ASSETS
Earning assets
Interest-bearing balances due from banks	$ 187,196	$ 212	0.23%	$ 209,761	$ 247	0.24%
Federal funds sold	4,920	5	0.20%	9,196	8	0.18%
Investment securities - taxable	584,238	5,920	2.04%	356,646	4,364	2.47%
Investment securities - non-taxable - FTE	153,303	4,993	6.55%	151,397	4,974	6.63%
Loans receivable - FTE	2,443,163	79,188	6.52%	2,415,199	78,967	6.59%
Total interest-earning assets	3,372,820	90,318	5.39%	3,142,199	88,560	5.68%
Non-earning assets	576,573			556,363
Total assets	$ 3,949,393			$ 3,698,562

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Interest-bearing liabilities
Savings and interest-bearing transaction accounts	$ 1,423,645	$ 2,014	0.28%	$ 1,116,993	$ 2,831	0.51%
Time deposits	1,234,986	6,810	1.11%	1,375,386	9,415	1.38%
Total interest-bearing deposits	2,658,631	8,824	0.67%	2,492,379	12,246	0.99%
Federal funds purchased	342	--	0.00%	--	--	0.00%
Securities sold under agreement to repurchase	70,268	221	0.63%	69,638	264	0.76%
FHLB borrowed funds	141,669	2,294	3.26%	154,641	2,518	3.28%
Subordinated debentures	44,331	1,045	4.74%	44,331	1,081	4.92%
Total interest-bearing liabilities	2,915,241	12,384	0.85%	2,760,989	16,109	1.18%
Non-interest bearing liabilities
Non-interest bearing deposits	528,547			424,343
Other liabilities	23,507			26,654
Total liabilities	3,467,295			3,211,986
Shareholders' equity	482,098			486,576
Total liabilities and shareholders' equity	$ 3,949,393			$ 3,698,562
Net interest spread			4.54%			4.50%
Net interest income and margin - FTE		$ 77,934	4.65%		$ 72,451	4.65%

CONTACT: FOR MORE INFORMATION CONTACT:
         Brian S. Davis
         Chief Accounting Officer &
         Investor Relations Officer
         Home BancShares, Inc.
         (501) 328-4770